STEIN ROE ANNUITY
INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
DEFERRED VARIABLE ANNUITY CONTRACTS
ISSUED BY
Variable Account A
OF
KEYPORT LIFE INSURANCE COMPANY
SUPPLEMENT DATED SEPTEMBER 2, 2003
TO
PROSPECTUS DATED MAY 1, 2003

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This supplement contains information about the Columbia International Fund, Variable Series.

We have been notified that Liberty Variable Investment Trust has decided to suspend sales of shares of the Columbia International Fund, Variable Series, to the Sub-account in connection with the Contracts.

Accordingly, effective as of the close of business on September 30, 2003, the Sub-account investing in this Fund will no longer be available for investment and you will no longer be able to allocate purchase payments to or transfer monies into the Sub-account. Any transfer you make out of the Sub-account will not count as one of the 12 transfers allowed annually under your Contract.

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Service Office:
P.O. Box 710900
Herndon, VA 20171
(877)266-8638

SRA.SUP	09/03